UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
ENCORE ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33676	20-8456807

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On November 12, 2007, Encore Energy Partners LP (the “Partnership”) issued a press release updating its derivative positions and providing distribution guidance. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The exhibit listed below is being furnished pursuant to Item 7.01 of this Form 8-K.

99.1	Press Release dated November 12, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP By: Encore Energy Partners GP LLC, its general partner
Date: November 13, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated November 12, 2007.